SUPPLEMENT DATED NOVEMBER 9, 2001
              TO THE PROSPECTUS DATED MAY 1, 2001
                     CARILLON LIFE ACCOUNT

Effective November 9, 2001, the prospectus for Carillon Life Account dated May 1, 2001 is amended to disclose the information about underlying portfolio expenses contained in the attached Supplement dated November 9, 2001 to the Prospectus dated May 1, 2001 of Summit Mutual Funds, Inc. These changes may have the effect of increasing the expenses of certain underlying portfolios.




               SUPPLEMENT DATED NOVEMBER 9, 2001
              TO THE PROSPECTUS DATED MAY 1, 2001
                    SUMMIT MUTUAL FUNDS, INC.

     Effective November 9, 2001, the prospectus for Summit
Mutual Funds, Inc. dated May 1, 2001 is amended by including as a part thereof the following information:

     1. The PORTFOLIO OPERATING EXPENSES section on Page 16 is hereby changed to read as follows:

                PORTFOLIO OPERATING EXPENSES

This table describes fees and expenses of the Portfolios. All expense ratios are annualized based on the June 30, 2001 semiannual report as adjusted for current expenses.

EXPENSES (as a percentage of average net assets)

                                 S&P        Russell
                                 MidCap     2000       Nasdaq-
                      S&P 500    400        Small      100        Balanced
                      Index      Index      Cap        Index      Index      Zenith     Bond
                      Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
------------------------------------------------------------------------------------------------
Management Fees           .30%       .30%       .35%       .35%       .30%       .64%       .47%
Other Expenses            .21%       .30%       .40%       .30%       .30%       .27%       .41%
                          ----       ----       ----       ----       ----       ----       ----
Total Operating Expenses* .51%       .60%       .75%       .65%       .60%       .91%       .88%

* Total Operating Expenses in excess of .75% for the Russell 2000 Small Cap Index Portfolio, in excess of .65% for the Nasdaq-100 Index Portfolio, and in excess of .60% for the S&P 500 Index, S&P MidCap 400 Index and Balanced Index Portfolios are paid by the investment adviser.

EXAMPLE

The table below shows the amount of expenses a Shareholder would pay on a $10,000 investment assuming a 5% annual return.+

                                       1 Year   3 Years   5 Years   10 Years
----------------------------------------------------------------------------
S&P 500 Index Portfolio                  $52      $164      $286       $642
S&P MidCap 400 Index Portfolio           $62      $193      $336       $752
Russell 2000 Small Cap Index Portfolio   $77      $241      $418       $933
Nasdaq-100 Index Portfolio               $67      $209      $363       $812
Balanced Index Portfolio                 $62      $193      $336       $752
Zenith Portfolio                         $93      $291      $506     $1,123
Bond Portfolio                           $90      $282      $490     $1,088

The purpose of this table is to help you understand the Fund expenses that you may bear indirectly through your purchase of an insurance contract. THIS TABLE DOES NOT INCLUDE ANY CONTRACT OR VARIABLE ACCOUNT CHARGES. Those charges, along with the Fund's expenses, are contained in the prospectus for your contract.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
-------------------
+ The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.


     2. The first sentence of the LENDING PORTFOLIO SECURITIES section on Page 20 is hereby changed to read as follows: Each
Portfolio may lend portfolio securities with a value up to 33
1/3% of its total assets.

     3.  The Advisory Fee for the Zenith Portfolio and the Bond
Portfolio set forth in the ADVISORY FEE section on Page 22 is hereby changed to read as follows:

         Zenith Portfolio   .64% of the current value of the net assets.

         Bond Portfolio     .47% of the current value of the net assets.


SMFI 514 PINNACLE
UC VA/VUL